SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JULY 6, 1995

                         HOUSTON INDUSTRIES INCORPORATED
             (Exact name of registrant as specified in its charter)

          TEXAS                         1-7629                  74-1885573
(State or other jurisdiction    (Commission File Number)      (IRS Employer
    of incorporation)                                       Identification No.)

                     5 POST OAK PARK
                  4400 POST OAK PARKWAY
                     HOUSTON, TEXAS                           77027
        (Address of principal executive offices)            (Zip Code)

        Registrant's telephone number, including area code: 713/629-3000
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ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS.

            On July 6, 1995, TWI Cable Inc., a Delaware corporation (formerly known as TW KBLCOM Acquisition Corp.) ("Sub") and a wholly owned subsidiary of Time Warner Inc., a Delaware corporation ("Parent"), merged with and into KBLCOM Incorporated, a Delaware corporation ("KBLCOM") and a wholly owned subsidiary of Houston Industries Incorporated (the "Company"), pursuant to the Agreement and Plan of Merger dated as of January 26, 1995 (the "Merger Agreement"), among KBLCOM, the Company, Parent and Sub. As a result of such merger (the "Merger"), the separate corporate existence of Sub ceased and KBLCOM continued as the surviving corporation, became a wholly owned subsidiary of Parent and changed its name to TWI Cable Inc.

            In connection with the Merger, Parent issued to the Company (i) 1,000,000 fully paid and nonassessable shares of common stock, par value $1.00 per share, of Parent ("TW Common Stock") and (ii) 11,000,000 fully paid and nonassessable shares of Series D Convertible Preferred Stock, par value $1.00 per share, of Parent (the "Series D Preferred"). Based on the closing price of TW Common Stock on July 6 ($43.25 per share) and the estimated present value of the incremental dividend on the Series D Preferred, the Company valued such securities at approximately $1.1 billion on July 6, 1995. In addition, at the closing, Parent purchased from the Company for cash approximately $621 million of KBLCOM's outstanding intercompany indebtedness and assumed approximately $650 million of KBLCOM's external debt and other liabilities.

            The Series D Preferred may be converted into approximately 22.9 million shares of TW Common Stock. Until the earlier of conversion or July 6, 1999, the terms of the Series D Preferred provide for the payment of an annual dividend of at least $3.75 per share. After four years, Parent will have the right to exchange the Series D Preferred for TW Common Stock at the stated conversion rate. After five years, Parent will have the right to redeem all or part of the Series D Preferred at its liquidation preference of $100 per share, plus accrued and unpaid dividends thereon to the date fixed for redemption. Each share of Series D Preferred is entitled to vote together with the holders of TW Common Stock as a single class and is entitled to two votes, subject to adjustment.

            In anticipation of the Merger, effective as of January 1, 1995, the operations of KBLCOM were accounted for as discontinued and prior periods were restated for consistency in reflecting KBLCOM as a discontinued operation. For additional information concerning the accounting treatment of the Merger, see the combined Quarterly Report on Form 10-Q of the Company and Houston Lighting & Power Company ("HL&P") (File Nos. 1-7629 and 1-3187) and the combined Current Report on Form 8-K of the Company and HL&P dated May 12, 1995 (File Nos. 1-7629 and 1-3187).

            In conjunction with the Merger, the Company and Parent entered into a Stockholder's Agreement and a Registration Rights Agreement, each dated as of July 6, 1995. The Stockholder's Agreement, with limited exceptions, prohibits the Company, its affiliates and associates, from acquiring securities of Parent and from taking certain actions in relation to Parent or its assets. The Stockholder's Agreement also contains certain restrictions on the ability of the Company (and its affiliates and associates) to transfer the shares of TW Common Stock and Series D Preferred. The term of the Stockholder's Agreement is ten years, except that the agreement may terminate earlier upon the occurrence of certain events, including a change of control of Parent or a default by Parent in the payment of dividends on the Series D Preferred.

            The Registration Rights Agreement covers the shares of TW Common Stock issued at the time of the Merger as well as shares of TW Common Stock into which the Series D Preferred is converted, any shares of TW Common Stock issued in connection with indemnification obligations under the Merger Agreement and any shares received by way of dividends or distributions. The Company may make four demands for registration during the term of the Registration Rights Agreement, one of which may be a shelf registration statement. Parent may delay filing a registration statement or suspend its use under certain circumstances. The Company also will have the right to "piggy-back" onto other registration statements of Parent under certain circumstances.

            The foregoing descriptions of the Stockholder's Agreement and the Registration Rights Agreement are summaries only and are qualified in their entirety by reference to the applicable agreements, which are incorporated herein by reference as Exhibits 99(a) and 99(b).

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

            (b)   Pro forma financial information.

                  Financial information with respect to the Merger and the treatment of KBLCOM as a discontinued operation has been "previously reported" (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended) in the combined Quarterly Report on Form 10-Q of the Company and HL&P for the quarterly period ended March 31, 1995 and the combined Current Report on Form 8-K of the Company and HL&P dated May 12, 1995. Such information is not included in this report in reliance on General Instruction B.3. to Form 8-K.

            (c)   Exhibits.

                  2(a)  -     Agreement and Plan of Merger dated as of January
                              26, 1995 among KBLCOM Incorporated, Houston
                              Industries Incorporated, Time Warner Inc. and TWI
                              Cable Inc., including certain exhibits and a list of schedules and exhibits thereto, incorporated by reference to Exhibit 2(a) of the Current Report on Form 8-K of Houston Industries Incorporated (File
                              No. 1-7629), dated January 26, 1995.

                  99(a) - Stockholder's Agreement dated as of July 6, 1995 between Houston Industries Incorporated and Time Warner Inc., incorporated by reference to Exhibit 2 to the Schedule 13D of Houston Industries Incorporated relating to Time Warner Inc. common stock (File No. 5-19351) dated July 6, 1995.

                  99(b) - Registration Rights Agreement dated as of July 6, 1995 between Houston Industries Incorporated and Time Warner Inc., incorporated by reference to
                              Exhibit 3 to the Schedule 13D of Houston
                              Industries Incorporated relating to Time Warner Inc. common stock (File No. 5-19351) dated July 6, 1995.

                  99(c) - Certificate of the Voting Powers, Designations, Preferences and Relative, Participating, Optional or Other Special Rights, and Qualifications, Limitations or Restrictions Thereof, of Series D Convertible Preferred Stock of Time Warner Inc., incorporated by reference to Exhibit 4 to the
                              Schedule 13D of Houston Industries Incorporated relating to Time Warner Inc. common stock (File No. 5-19351) dated July 6, 1995.

                 *99(d) - Press release issued by Houston Industries Incorporated dated July 6, 1995.
                 ________________________
                 *Filed herewith.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       HOUSTON INDUSTRIES INCORPORATED

Date:  July 21, 1995                   By:   /S/ MARY P. RICCIARDELLO
                                          ---------------------------
                                          Mary P. Ricciardello
                                          COMPTROLLER

                                  EXHIBIT INDEX
EXHIBIT
NUMBER                             DESCRIPTION                             PAGE
- -------                            -----------                             ----
 2(a)         Agreement and Plan of Merger dated as of January
              26, 1995 among KBLCOM Incorporated, Houston
              Industries Incorporated, Time Warner Inc. and TWI
              Cable Inc., including certain exhibits and a list of schedules and exhibits thereto, incorporated by reference to Exhibit 2(a) of the Current Report on Form 8-K of Houston Industries Incorporated (File
              No. 1-7629), dated January 26, 1995.

 99(a) Stockholder's Agreement dated as of July 6, 1995 between Houston Industries Incorporated and Time Warner Inc., incorporated by reference to Exhibit 2 to the Schedule 13D of Houston Industries Incorporated dated relating to Time Warner Inc. common stock (File No. 5-19351) July 6, 1995.

 99(b) Registration Rights Agreement dated as of July 6, 1995 between Houston Industries Incorporated and Time Warner Inc., incorporated by reference to
              Exhibit 3 to the Schedule 13D of Houston
              Industries Incorporated relating to Time Warner Inc. common stock (File No. 5-19351) dated July 6, 1995.

 99(c) Certificate of the Voting Powers, Designations, Preferences and Relative, Participating, Optional or Other Special Rights, and Qualifications, Limitations or Restrictions Thereof, of Series D Convertible Preferred Stock of Time Warner Inc., incorporated by reference to Exhibit 4 to the
              Schedule 13D of Houston Industries Incorporated relating to Time Warner Inc. common stock (File No. 5-19351) dated July 6, 1995.

*99(d)        Press release issued by Houston Industries
              Incorporated dated July 6, 1995.
_______________________
*Filed herewith.
                                       -6-
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